EXHIBIT 99.1

VEECO REPORTS FIRST QUARTER 2024 FINANCIAL RESULTS

First Quarter 2024 Highlights:

●	Revenue of $174.5 million, compared with $153.5 million in the same period last year
●	GAAP net income of $21.9 million, or $0.37 per diluted share, compared with $8.7 million, or $0.17 per diluted share in the same period last year
●	Non-GAAP net income of $26.4 million, or $0.45 per diluted share, compared with $16.9 million, or $0.30 per diluted share in the same period last year

Plainview, N.Y., May 7, 2024 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its first quarter ended March 31, 2024. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q1 '24	Q1 '23
Revenue	$174.5	$153.5
Net income	$21.9	$8.7
Diluted earnings per share	$0.37	$0.17

Non-GAAP Results	Q1 '24	Q1 '23
Operating income	$29.4	$20.4
Net income	$26.4	$16.9
Diluted earnings per share	$0.45	$0.30

“We delivered solid top and bottom line results toward the high-end of our guidance, led by record quarterly Semiconductor revenue.” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “We’re pleased to have received a multi-tool laser annealing order, including a Nanosecond annealing system, from a leading edge Semiconductor company for their 2 nanometer gate-all-around process. Our Laser Annealing business continues to gain share at our customers most advanced nodes, with this win further validating our position.”

Guidance and Outlook

The following guidance is provided for Veeco’s second quarter 2024:

●	Revenue is expected in the range of $165 million to $185 million
●	GAAP diluted earnings per share are expected in the range of $0.22 to $0.33
●	Non-GAAP diluted earnings per share are expected in the range of $0.38 to $0.48

Conference Call Information

A conference call reviewing these results has been scheduled for today, May 7, 2024 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31,
	2024	2023
Net sales	$174,484	$153,504
Cost of sales	99,065	91,487
Gross profit	75,419	62,017
Operating expenses, net:
Research and development	29,642	27,562
Selling, general, and administrative	24,700	22,627
Amortization of intangible assets	1,891	2,111
Other operating expense (income), net	(2,859)	(89)
Total operating expenses, net	53,374	52,211
Operating income	22,045	9,806
Interest expense, net	705	(802)
Income before income taxes	22,750	9,004
Income tax expense	896	263
Net income	$21,854	$8,741

Income per common share:
Basic	$0.39	$0.17
Diluted	$0.37	$0.17

Weighted average number of shares:
Basic	55,968	50,559
Diluted	60,764	59,856

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	March 31,	December 31,
	2024	2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$173,998	$158,781
Restricted cash	326	339
Short-term investments	122,886	146,664
Accounts receivable, net	106,532	103,018
Contract assets	34,336	24,370
Inventories	243,266	237,635
Prepaid expenses and other current assets	34,550	35,471
Total current assets	715,894	706,278
Property, plant and equipment, net	115,297	118,459
Operating lease right-of-use assets	23,685	24,377
Intangible assets, net	42,054	43,945
Goodwill	214,964	214,964
Deferred income taxes	118,724	117,901
Other assets	3,075	3,117
Total assets	$1,233,693	$1,229,041

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$54,011	$42,383
Accrued expenses and other current liabilities	59,259	57,624
Contract liabilities	93,812	118,026
Income taxes payable	852	—
Current portion of long-term debt	26,425	—
Total current liabilities	234,359	218,033
Deferred income taxes	6,496	6,552
Long-term debt	248,811	274,941
Long-term operating lease liabilities	30,949	31,529
Other liabilities	25,168	25,544
Total liabilities	545,783	556,599

Total stockholders’ equity	687,910	672,442
Total liabilities and stockholders’ equity	$1,233,693	$1,229,041

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended March 31, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$174,484					$174,484
Gross profit	75,419	1,730				77,149
Gross margin	43.2%					44.2%
Operating expenses	53,374	(6,352)	(1,891)	2,658		47,789
Operating income	22,045	8,082	1,891	(2,658)	^	29,360
Net income	21,854	8,082	1,891	(5,384)	^	26,443

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q1 2024)

(in thousands)
(unaudited)

Three months ended March 31, 2024
Changes in contingent consideration	$(625)
Sale of productive assets	(2,033)
Subtotal	(2,658)
Non-cash interest expense	296
Non-GAAP tax adjustment *	(3,022)
Total Other	$(5,384)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q1 2024)

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$21,854	$26,443
Interest expense associated with 2025 and 2027 Convertible Senior Notes	514	466
Net income available to common shareholders	$22,368	$26,909

Denominator:
Basic weighted average shares outstanding	55,968	55,968
Effect of potentially dilutive share-based awards	939	939
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Dilutive effect of 2029 Convertible Senior Notes	965	965
Diluted weighted average shares outstanding	60,764	60,330

Net income per common share:
Basic	$0.39	$0.47
Diluted	$0.37	$0.45

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2023)

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended March 31, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$153,504					$153,504
Gross profit	62,017	1,451		232		63,700
Gross margin	40.4%					41.5%
Operating expenses	52,211	(5,576)	(2,111)	(1,266)		43,258
Operating income	9,806	7,027	2,111	1,498	^	20,442
Net income	8,741	7,027	2,111	(1,006)	^	16,873

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q1 2023)

(in thousands)
(unaudited)

Three months ended March 31, 2023
Transition expenses related to San Jose expansion project	$780
Acquisition related	718
Subtotal	1,498
Non-cash interest expense	226
Non-GAAP tax adjustment *	(2,730)
Total Other	$(1,006)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q1 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2023
	GAAP	Non-GAAP
Numerator:
Net income	$8,741	$16,873
Interest expense associated with convertible notes	1,277	2,354
Net income available to common shareholders	$10,018	$19,227

Denominator:
Basic weighted average shares outstanding	50,559	50,559
Effect of potentially dilutive share-based awards	355	355
Dilutive effect of 2023 Convertible Senior Notes	—	82
Dilutive effect of 2025 Convertible Senior Notes	—	5,521
Dilutive effect of 2027 Convertible Senior Notes (1)	8,942	6,771
Diluted weighted average shares outstanding	59,856	63,288

Net income per common share:
Basic	$0.17	$0.33
Diluted	$0.17	$0.30

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q1 2024 and 2023)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	March 31, 2024	March 31, 2023
GAAP Net income	$21,854	$8,741
Share-based compensation	8,082	7,027
Amortization	1,891	2,111
Sale of productive assets	(2,033)	—
Changes in contingent consideration	(625)	—
Transition expenses related to San Jose expansion project	—	780
Acquisition related	—	718
Interest (income) expense, net	(705)	802
Income tax expense	896	263
Non-GAAP Operating income	$29,360	$20,442

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2024)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
June 30, 2024	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$165	-	$185				$165	-	$185
Gross profit	69	-	80	2	—	—	71	-	82
Gross margin	42%	-	43%				43%	-	44%
Operating expenses	55	-	57	(7)	(2)	—	46	-	48
Operating income	14	-	23	9	2	—	25	-	33
Net income	$13	-	$20	9	2	(2)	$22	-	$29

Income per diluted common share	$0.22	-	$0.33				$0.38	-	$0.48

Income per Diluted Common Share (Q2 2024)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending June 30, 2024	GAAP			Non-GAAP
Numerator:
Net income	$13	-	$20	$22	-	$29
Interest expense associated with convertible notes	—		—	—		—
Net income available to common shareholders	$13	-	$20	$22	-	$29

Denominator:
Basic weighted average shares outstanding	56		56	56		56
Effect of potentially dilutive share-based awards	2		2	2		2
Dilutive effect of 2025 Convertible Senior Notes	1		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	1		1
Dilutive effect of 2029 Convertible Senior Notes	1		1	1		1
Diluted weighted average shares outstanding	62		62	61		61

Net income per common share:
Income per diluted common share	$0.22	-	$0.33	$0.38	-	$0.48

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q2 2024)

(in millions)
(unaudited)

Guidance for the three months ending June 30, 2024
GAAP Net income	$13	-	$20
Share-based compensation	9	-	9
Amortization	2	-	2
Interest income, net	(1)	-	(1)
Income tax expense	2	-	3
Non-GAAP Operating income	$25	-	$33

Note: Amounts may not calculate precisely due to rounding.